Semiannual Report

GNMA Fund

November 30, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                                 1

Portfolio Manager's Report                                                 2

  Interest Rates                                                           2


  Performance and Strategy Review                                          3

  Outlook                                                                  4

Performance Comparison                                                     5

Financial Highlights                                                       6

Portfolio of Investments                                                   7

Statement of Assets and Liabilities                                       10

Statement of Operations                                                   11

Statement of Changes in Net Assets                                        12

Notes to Financial Statements                                             13

Annual Meeting Results                                                    17


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Highlights
--------------------------------------------------------------------------------

o The sluggish economy and falling interest rates led to strong returns for GNMA investors.

o Your fund posted solid results for the 6- and 12-month periods that were ahead of the benchmark index and the average for similar funds.

o The fund's slightly longer duration than the competition, and exposure to securities that provided protection against prepayments, helped relative performance.

o An environment of low, stable interest rates and reduced volatility bodes well for investors in high-quality securities such as GNMAs.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/01                 6 Months               12 Months
--------------------------------------------------------------------------------

GNMA Fund                                  4.94%                  10.11%

Salomon Smith Barney
GNMA Index                                 4.63                   10.05

Lipper GNMA Funds Average                  4.67                    9.46


Price and Yield
--------------------------------------------------------------------------------

                                        5/31/01                11/30/01

Price Per Share                         $  9.40                 $  9.58

Dividends Per Share

  For 6 Months                             0.29                    0.28


  For 12 Months                            0.59                    0.57

30-Day Dividend Yield *                    6.13%                   5.60%

30-Day Standardized
Yield to Maturity                          6.17                    5.65


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

The Federal Reserve continued to cut short-term interest rates, extending one of the most aggressive rate-cutting campaigns in its history, as it tries to lift the economy out of recession. GDP for the third quarter of 2001 was revised downward to an annualized rate of -1.1%, its weakest performance in 10 years, from an initial reading of -0.4%. With economic activity so weak and interest rates falling throughout the reporting period, your fund turned in solid results for the 6- and 12-month periods ended November 30, 2001.

Interest Rate Levels
--------------------------------------------------------------------------------

                                        Current                 10-Year
                                         Coupon                Treasury
                                           GNMA                    Note

11/30/00                                   7.19                    5.56

                                           6.87                     5.1

                                           6.55                    5.11

2/28/01                                    6.53                    4.89

                                           6.51                    4.92

                                           6.75                    5.34

5/31/01                                    6.72                    5.38

                                           6.83                    5.41

                                           6.36                    5.05

8/31/01                                    6.28                    4.83

                                              6                    4.59

                                           5.58                    4.23

11/30/01                                   6.22                    4.75




INTEREST RATES

     The past six months have resulted in a continued reshaping of the Treasury yield curve. (The yield curve is a graphic depiction of the relationship between short-, intermediate-, and long-term rates; it is considered to be normal when longer-term rates are higher than shorter-term rates.) Two-year Treasury rates fell 135 basis points (100 basis points equal one percentage point), while 30-year rates fell only 47 basis points, resulting in a wider gap between the yields on both maturities. The continued easing of short-term rates by the Federal Reserve had a significant impact on this steepening process.

     The period was marked by quite a bit of volatility, with the 10-year yield moving from as high as 5.52% to as low as 4.18% before ending the period at 4.75%. During this time, the 30-year FHLMC mortgage rate slipped from 7.24% to as low as 6.45% before ending at 7.02%. With mortgage rates hitting lows not seen for over 10 years, refinancing activity greatly increased. When homeowners refinance their mortgages, investors receive prepayments on those existing loans. The challenge for us as investors in mortgages during a low interest rate environment is to mitigate the prepayments and make sure we are paid for owning securities that may be called away. (See the next section for more information about prepayments.)


PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                           5/31/01                11/30/01

Weighted Average
Maturity (years)*                           5.9                     4.5

Weighted Average
Effective Duration (years)                  3.8                     3.4

Weighted Average Quality **                 AAA                     AAA


*   Based on prepayment-adjusted life of GNMA securities.
**  Based on T. Rowe Price research.


     For the 6- and 12-month periods ended November 30, 2001, the fund provided excellent returns of 4.94% and 10.11%, respectively, which were ahead of the returns for the Salomon Smith Barney GNMA Index and the average returns for our Lipper GNMA funds competitors. Your fund's six-month performance was a result of an increase in net asset value from $9.40 last May to $9.58 at the end of November, plus dividends of $0.28 per share.


Sector Diversification
--------------------------------------------------------------------------------

                                     Percent of              Percent of
                                     Net Assets              Net Assets
                                        5/31/01                11/30/01
--------------------------------------------------------------------------------

GNMA Pass-Throughs                           84%                     84%

CMOs                                          9                      10

Project Loans                                 5                       5

U.S. Treasury Obligations                    --                       1

Reserves*                                     2                      --

Total                                       100%                    100%


* Includes short-term obligations and other assets less liabilities.


     We attribute our superior performance relative to the benchmarks to three strategies: first, maintaining a slightly longer duration than our peer group; second, choosing securities that provided us some protection from prepayments; and third, structuring the fund to benefit from the steepening yield curve. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of four years would fall about 4% in price in response to a one-percentage-point rise in interest rates, and vice versa.) Prepayments can hurt investors in a couple of major ways: first, investors who bought GNMAs at a premium (above par) receive some of their principal back at par value at an inopportune time; second, they have to either reinvest the proceeds in riskier bonds in an attempt to replace their yields or accept lower yields for similar-quality bonds.

OUTLOOK

     Our outlook for mortgage-backed investments remains positive. We believe we are near the end of the Federal Reserve's easing course for this cycle, which should help stabilize interest rates and lessen volatility. As we said in our last report to shareholders, this type of environment is good for mortgage securities as it decreases prepayments and allows investors to simply earn attractive yields provided by top-quality bonds. GNMAs carry the full faith and credit of the U.S. government and, therefore, represent no credit risk to the investor - no small consideration during a time of weak economic growth. In addition, we continue to see a good technical environment for mortgages since demand from banks and government agencies remains healthy.

     Thank you for investing with T. Rowe Price.

     Respectfully submitted,


     Connice A. Bavely
     Chairman of the fund's Investment Advisory Committee
     December 21, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                 GNMA   Salomon Sith Barney       Lipper GNMA
                                 Fund          GNMA Indes       Funds Average

     11/30/91                      10                  10                  10
     11/92                     10.903              10.814              10.813
     11/93                      11.68              11.587               11.56
     11/94                     11.491              11.283              11.302
     11/95                     13.407              13.104              13.277
     11/96                     14.403              13.918              14.044
     11/97                      15.53               14.93              15.071
     11/98                      16.67              16.014               16.16
     11/99                     17.128              16.215              16.302
     11/00                     18.734              17.596              17.742
     11/01                     20.617               19.27              19.535


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
11/30/01                   3 Year   5 Year            10 Years

GNMA Fund                     6.5               6.8              6.93%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months       Year
                  Ended      Ended
               11/30/01    5/31/01    5/31/00    5/31/99    5/31/98    5/31/97

NET ASSET VALUE
Beginning of
period          $  9.40    $  8.92    $  9.33    $  9.57    $  9.30    $  9.19

Investment activities

  Net investment
  income (loss)    0.28       0.59       0.60       0.61       0.63       0.65

  Net realized
  and unrealized
  gain (loss)      0.18       0.48      (0.41)     (0.24)      0.27       0.11

  Total from
  investment
  activities       0.46       1.07       0.19       0.37       0.90       0.76

Distributions

  Net investment
  income          (0.28)     (0.59)     (0.60)     (0.61)     (0.63)     (0.63)

  Tax return
  of capital       --         --         --         --         --        (0.02)

  Total
  distributions   (0.28)     (0.59)     (0.60)     (0.61)     (0.63)     (0.65)

NET ASSET VALUE
End of period   $  9.58    $  9.40    $  8.92    $  9.33    $  9.57    $  9.30
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)    4.94%     12.31%      2.13%      3.88%      9.97%      8.46%

Ratio of total
expenses to
average
net assets       0.70%!       0.70%      0.71%      0.71%     0 .70       0.74%

Ratio of net
investment
income (loss)
to average
net assets       5.75%!       6.39%      6.61%      6.36%     6 .67       6.98%

Portfolio
turnover rate    61.0%!       71.2%      63.8%      86.7%     120.6%     115.9%

Net assets,
end of period
(in millions)   $ 1,140    $ 1,043    $ 1,052   $  1,111   $  1,123     $  944


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        ! Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001

Portfolio of Investments                                Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 99.0%

U.S. Government Guaranteed Obligations  99.0%
Government National Mortgage Assn.
  I
     5.50%, 10/15/28 - 11/15/31                        $   30,909   $   29,841

     6.00%, 1/15/26 - 11/15/31                            106,260      105,449

     6.50%, 2/15/26 - 12/15/30                            110,521      112,455

     7.00%, 4/15/17 - 10/20/30                            160,608      166,044

     7.50%, 2/15/16 - 9/15/28                              73,189       76,833

     8.00%, 3/15/14 - 3/15/30                              51,290       54,802

     8.50%, 12/15/04 - 12/15/21                            10,713       11,635

     9.00%, 1/15/18 - 9/15/24                               6,851        7,460

     9.50%, 6/15/09 - 12/15/24                              2,751        2,974

     10.00%, 2/15/16 - 3/15/26                             12,180       13,596

     10.50%, 1/15/13 - 10/15/21                             1,237        1,399

     11.00%, 2/15/10 - 6/15/19                                279          316

     11.50%, 4/15/10 - 7/15/20                              1,238        1,401

     12.00%, 5/15/11 - 8/15/15                              1,584        1,822

     12.50%, 4/15/10 - 7/15/15                                587          682

     13.00%, 1/15/11 - 8/15/15                                236          279

     13.50%, 5/15/10 - 1/15/15                                391          461

  II

     5.50%, 9/20 - 10/20/31                                 6,317        6,072

     6.00%, 3/20 - 11/20/31                                43,060       42,670

     6.50%, 3/20/26 - 8/20/31                              80,279       81,253

     7.00%, 8/20/29 - 10/20/31                             53,898       55,431

     8.00%, 10/20/24 - 6/20/29                              9,113        9,601

     8.50%, 4/20/16 - 6/20/29                               5,323        5,725

     10.00%, 9/20/16 - 5/20/25                                334          367

     11.00%, 2/20/14 - 9/20/20                                423          479

     11.50%, 12/20/13 - 7/20/20                               464          527

     12.50%, 10/20/13 - 1/20/16                                69           79

     13.00%, 10/20/13 - 9/20/15                               236          280

Government National Mortgage Assn.

  CMO

     5.00%, 8/16/28                                   $    12,550   $   12,153

     6.50%, 10/20/26 - 11/20/30                            56,049       57,241

     7.00%, 5/16/24                                         8,400        8,838

     7.50%, 7/16/12 - 1/16/27                              17,913       18,714

     Principal Only, 7.58%, 3/16/28                         5,739        4,875

  GPM, I

     8.75%, 6/15/17 - 11/15/21                                216          235

     9.00%, 5/15/09                                            97          105

     9.25%, 5/15/16 - 5/15/21                               1,599        1,759

     9.50%, 6/15 - 11/15/09                                   868          947

     9.75%, 8/15/16 - 2/15/21                                 589          654

     10.75%, 2/15/16 - 4/15/19                                310          354

     11.00%, 8/15 - 9/15/10                                    46           51

     11.50%, 6/15/13                                           25           29

     12.00%, 10/15/10 - 2/15/13                               100          115

     12.25%, 1/15/14 - 2/15/15                                 55           63

     12.50%, 4/15/10 - 10/15/11                               198          229

     12.75%, 11/15/13 - 6/15/14                                46           54

  GPM, II

     9.25%, 2/20/16                                            55           60

     9.75%, 3/20/21                                            30           32

     10.25%, 3/20 - 9/20/16                                    25           27

     11.00%, 9/20/13 - 1/20/14                                 30           34

     12.25%, 1/20/14 - 10/20/15                                51           59

     12.75%, 10/20/13 - 2/20/15                                84           98

     Interest Only, 8.00%, 6/16/23 +                        1,269          130

  Midget I

     6.00%, 12/15/08 - 3/15/16                             68,018       69,652

     6.50%, 8/15 - 9/15/16                                 12,485       12,943

     7.00%, 3/15 - 12/15/13                                23,354       24,480

     7.50%, 9/15/12                                         7,669        8,135

     Project Loan, I

     6.625%, 1/15/40                                        9,932       10,155

     6.73%, 9/15/30                                        19,696       20,348

     6.75%, 2/15/41                                         9,966        9,947

     7.37%, 8/15/33                                         9,479        9,920

     8.00%, 11/15/17                                        5,418        5,830

     TBA, I, 6.50%, 1/1/16 - 1/1/31                        45,700       46,895

  U.S. Department of Veteran Affairs, CMO

     7.25%, 10/15/08                                   $   10,545   $   11,121

     VR, 9.557, 3/15/25                                     1,689        1,839

  Total U.S. Government Mortgage-Backed
  Securities (Cost 1,098,103)                                        1,128,054

  U.S. GOVERNMENT OBLIGATIONS 0.8%

  U.S. Treasury Notes, 4.625%, 5/15/06                      9,000        9,239

  Total U.S. Government
  Obligations (Cost 8,948)                                               9,239


  Money Market Funds 3.8%

  T. Rowe Price Government
  Reserve Investment Fund, 2.08% #                                      43,092

                                                                        43,092

Total Money Market Funds (Cost 43,092)                                  43,092

Total Investments in Securities

103.6% of Net Assets (Cost 1,150,143)                               $1,180,385

Other Assets Less Liabilities                                          (40,617)

NET ASSETS                                                          $1,139,768
                                                                    ----------



           #      Seven-day yield
           +      Interest Only security for which the fund receives interest on notional principal (par)
         CMO      Collateralized Mortgage Obligation
         GPM      Graduated Payment Mortgage
         TBA      To Be Announced security was purchased on a forward
                  commitment basis
         VR       Variable rate


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities,
  at value (cost 1,150,143)                                       $1,180,385

  Receivable for investment
  securities sold                                                    125,476

  Other assets                                                         7,469

  Total assets                                                     1,313,330

  Liabilities

  Payable for investment
  securities purchased                                               171,888

  Other liabilities                                                    1,674

  Total liabilities                                                  173,562

  NET ASSETS                                                      $1,139,768
                                                                  ----------

  Net Assets Consist of:

  Undistributed net
  investment income (loss)                                            (6,036)

  Undistributed net
  realized gain (loss)                                               (15,107)

  Net unrealized gain (loss)                                          30,242

  Paid-in-capital applicable to
  119,015,383 shares of no par

  value shares of beneficial
  interest outstanding;

  unlimited number of
  shares authorized                                                1,130,669

  NET ASSETS                                                      $1,139,768
                                                                  ----------

  NET ASSET VALUE PER SHARE                                       $     9.58
                                                                  ----------



T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                    11/30/01

  Investment Income (Loss)


     Interest income                                              $   35,075

     Expenses

     Investment management                                             2,554

     Shareholder servicing                                             1,043

     Custody and accounting                                              148

     Registration                                                         20

     Prospectus and shareholder reports                                   18

     Trustees                                                             13

     Legal and audit                                                       7

     Proxy and annual meeting                                              2

     Miscellaneous                                                         4

     Total expenses                                                    3,809

     Expenses paid indirectly                                             (1)

     Net expenses                                                      3,808

  Net investment income (loss)                                        31,267

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                                        3,966

     Futures                                                             545

     Net realized gain (loss)                                          4,511

  Change in net unrealized gain (loss)

     Securities                                                       15,609

     Futures                                                             (83)

     Change in net unrealized gain (loss)                             15,526

  Net realized and unrealized
  gain (loss)                                                         20,037

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                          $   51,304
                                                                  ----------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                               6 Months                   Year
                                                  Ended                  Ended
                                               11/30/01                5/31/01

  Increase (Decrease)
  in Net Assets
  Operations

     Net investment
     income (loss)                                     $   31,267   $   68,494

     Net realized
     gain (loss)                                            4,511        6,094

     Change in net unrealized
     gain (loss)                                           15,526       48,871

     Increase (decrease) in net
     assets from operations                                51,304      123,459

  Distributions to shareholders

     Net investment income                                (31,506)     (68,494)

  Capital share transactions *

     Shares sold                                          148,851      179,085

     Distributions
     reinvested                                            27,391       59,507

     Shares redeemed                                      (99,025)    (302,962)

     Increase (decrease) in net
     assets from capital

     share transactions                                    77,217      (64,370)

  Net Assets

  Increase (decrease)
  during period                                            97,015       (9,405)

  Beginning of period                                   1,042,753    1,052,158

  End of period                                        $1,139,768   $1,042,753
                                                       ----------   ----------

  *Share information

     Shares sold                                           15,564       19,340

     Distributions reinvested                               2,862        6,432


     Shares redeemed                                      (10,395)     (32,687)

     Increase (decrease) in
     shares outstanding                                     8,031       (6,915)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe  Price  GNMA Fund (the  fund) is  registered  under the  Investment
     Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities, with original maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of 387,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended November 30, 2001, the effect of this change was to decrease net investment income by 238,000 (0.002 per share), increase net realized gain/loss on securities by 201,000 (0.002 per share), and increase net unrealized gain/loss on securities by 37,000. This change had no effect on the fund's net assets or total return.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended November 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values. Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated 417,511,000 and 325,993,000, respectively, for the six months ended November 30, 2001. Note 3 - Federal Income Taxes No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund had 19,535,000 of capital loss carryforwards, 1,569,000 of which expires in 2002, 1,748,000 in 2003, and 16,218,000 thereafter through 2009.
     The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2001, the cost of investments for federal income tax purposes was 1,150,567,000. Net unrealized gain aggregated 29,818,000 at period-end, of which 32,551,000 related to appreciated investments and 2,733,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 439,000 was payable at November 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At November 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately 571,000 for the six months ended November 30, 2001, of which 116,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months then ended, the fund was allocated 417,000 of Spectrum expenses, 104,000 of which was payable at period-end. At November 30, 2001, approximately 27% of the outstanding shares of the fund were held by Spectrum Income.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2001, totaled 686,000 and are reflected as interest income in the accompanying Statement of Operations.

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price GNMA Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:               85,794,402.614
Withhold:                  845,076.582
Total:                     86,639,479.196

William T. Reynolds
Affirmative:               85,805,060.807
Withhold:                  834,418.389
Total:                     86,639,479.196

Calvin W. Burnett
Affirmative:               85,672,311.196
Withhold:                  967,168.000
Total:                     86,639,479.196

Anthony W. Deering
Affirmative:               85,813,169.162
Withhold:                  826,310.034
Total:                     86,639,479.196

Donald W. Dick, Jr.
Affirmative:               85,809,211.693
Withhold:                  830,267.503
Total:                     86,639,479.196

David K. Fagin
Affirmative:               85,776,408.793
Withhold:                  863,070.403
Total:                     86,639,479.196

F. Pierce Linaweaver
Affirmative:               85,777,738.727
Withhold:                  861,740.469
Total:                     86,639,479.196

Hanne M. Merriman
Affirmative:               85,810,066.614
Withhold:                  829,412.582
Total:                     86,639,479.196

John G. Schreiber
Affirmative:               85,813,783.136
Withhold:                  825,696.060
Total:                     86,639,479.196

Hubert D. Vos
Affirmative:               85,764,406.255
Withhold:                  875,072.941
Total:                     86,639,479.196

Paul M. Wythes
Affirmative:               85,759,908.794
Withhold:                  879,570.402
Total:                     86,639,479.196

James S. Riepe
Affirmative:               85,799,892.438
Withhold:                  839,586.758
Total:                     86,639,479.196


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person.  Available in T. Rowe Price Investor Centers. Please call a
          service   representative   at  1-800-225-5132  or  visit  the  Web  at
          www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide
          to  International  Investing,   Retirement  Planning  Kit,  Retirement
          Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans
          T. Rowe Price Retirement Services


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

     Account information

     Account Access allows you to access, in a secure  environment,  all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     Financial Tools and calculators

     College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

     Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Investment Tracking and Information

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

     Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

     Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any permanent U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a child's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

 * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**      Closed to new investors.
 ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

        Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F70-051  11/30/01



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